UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941

(Address of principal executive offices and Zip Code)

(415) 389-7373

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
SIGNATURES

ITEM 8.01. OTHER EVENTS.

In June 2003, the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board released EITF 03-6, Participating Securities and the Two-Class Method under FASB Statement No. 128 (EITF 03-6). This pronouncement provides guidance on when to apply the two-class method for computing basic and diluted earnings per share for participating securities. A participating security is a security that participates in undistributed earnings with common stock regardless of whether the participation is dependent upon the occurrence of a specific event. This guidance is effective for reporting periods after March 31, 2004.

We analyzed the provisions of EITF 03-6 and determined that our convertible preferred stock (all of which was converted into common stock at the beginning of the second quarter of 2003) and certain vested options with cash dividend equivalent rights are participating securities and thus should be included in the revised calculation of earnings per share. The results of this application were that the preferred stock was dilutive and the vested options with cash dividend equivalent rights were anti-dilutive.

We have securities registered under a registration statement on Form S-3 that incorporates by reference prior period financial statements. Therefore, we are including in this Form 8-K (which is incorporated by reference in our registration statement on Form S-3) selected financial data in the table below for the fiscal years ended December 31, 2003, 2002, 2001, 2000, and 1999, reflecting earnings per share revised pursuant to the provisions of EITF 03-6.

Selected Financial Data	Years Ended December 31,
(in thousands, except share data)	2003	2002	2001	2000	1999
Statement of Operations Data:
Interest income	$330,976	$163,216	$144,539	$169,261	$145,964
Interest expense	(202,861)	(91,705)	(98,069)	(138,603)	(119,227)

Net interest income	128,115	71,511	46,470	30,658	26,737
Operating expenses	(36,895)	(20,005)	(12,747)	(7,752)	(3,660)
Equity in earnings (losses) of RWT Holdings, Inc.	—	—	—	(1,676)	(21,633)
Net recognized market value gains (losses)	46,676	5,111	1,532	(2,296)	284
Provision for income taxes	(5,502)	—	—	—	—
Dividends on Class B preferred stock	(681)	(2,724)	(2,724)	(2,724)	(2,741)
Undistributed earnings allocated to Class B preferred stock	(15)	(452)	(150)	—	—

Net income (loss) available to common
stockholders before change in accounting principle	131,698	53,441	32,381	16,210	(1,013)
Cumulative effect of adopting EITF 99-20	—	—	(2,368) (1)	—	—

Net income (loss) available to common stockholders	$131,698	$53,441	$30,013	$16,210	($1,013)

Average common shares — basic	17,759,346	15,177,449	10,163,581	8,793,487	9,768,345
Net income (loss) per share — basic	$7.42	$3.52	$2.95	$1.84	($0.10)

Average common shares — diluted	18,812,166	15,658,623	10,474,764	8,902,069	9,768,345
Net income (loss) per share diluted	$7.04	$3.41	$2.87	$1.82	($0.10)

Dividends declared per Class B preferred share	$0.755	$3.020	$3.020	$3.020	$3.020

Regular dividends declared per common share	$2.600	$2.510	$2.220	$1.610	$0.400
Special dividends declared per common share	$4.750	$0.375	$0.330	$0.000	$0.000

Total dividends declared per common share	$7.350	$2.885	$2.550	$1.610	$0.400

Balance Sheet Data: end of period
Earning assets	$17,543,487	$6,971,794	$2,409,271	$2,049,188	$2,387,286
Total assets	$17,626,770	$7,007,772	$2,435,644	$2,082,115	$2,419,928
Short-term debt	$236,437	$99,714	$796,811	$756,222	$1,253,565
Long-term debt	$16,782,586	$6,397,020	$1,313,715	$1,095,835	$945,270
Total liabilities	$17,073,442	$6,534,739	$2,127,871	$1,866,451	$2,209,993
Total stockholders’ equity	$553,328	$473,033	$307,773	$215,664	$209,935
Number of Class B preferred shares outstanding	—	902,068	902,068	902,068	902,068
Number of common shares outstanding	19,062,983	16,277,285	12,661,749	8,809,500	8,783,341
Book value per common share	$29.03	$27.43	$22.21	$21.47	$20.88

Other Data:
Average assets	$11,058,272	$4,039,652	$2,223,280	$2,296,641	$2,293,238
Average borrowings	$10,489,614	$3,616,506	$1,945,820	$2,070,943	$2,046,132
Average reported total equity	$526,808	$402,986	$254,021	$209,987	$236,229
GAAP earnings/average reported common equity	25.3%	14.2%	13.2%	8.8%	(0.5%)

(1)	The provisions of Emerging Issues Task Force 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20), became effective January 1, 2001. At that date, the Company’s projections of cash flows in certain of its residential credit-enhancement securities were less than the cash flows anticipated at acquisition and the fair value had declined below the carrying value. Accordingly, the Company recorded a $2.4 million charge through the Consolidated Statements of Income at that time as a cumulative effect of a change in accounting principle.

The following table provides reconciliation of the numerators and denominators of the basic and diluted net income per share computations as restated for the adoption of EITF 03-6.

(in thousands, except share data)	Years Ended December 31,
	2003	2002	2001	2000	1999
Numerator:
Numerator for basic and diluted earnings per share:
Net income before change in accounting principle	$132,394	$56,617	$35,255	$18,934	$1,728
Cash dividends on Class B preferred stock	(681)	(2,724)	(2,724)	(2,724)	(2,741)
Undistributed earnings allocated for Class B preferred stock	(15)	(452)	(150)	—	—

Net income before change in accounting principle	131,698	53,441	32,381	16,210	(1,013
Cumulative effect of adopting EITF 99-20	—	—	(2,368)	—	—

Basic and Diluted EPS – Net income available to common stockholders	$131,698	$53,441	$30,013	$16,210	($1,013)

Denominator:
Denominator for basic earnings per share:
Weighted average number of common shares outstanding during the period	17,759,346	15,177,449	10,163,581	8,793,487	9,768,345
Net effect of dilutive stock options and preferred stock	1,052,820	481,174	311,183	108,582	—

Denominator for diluted earnings per share	18,812,166	15,658,623	10,474,764	8,902,069	9,768,345

Basic Earnings Per Share:
Net income before change in accounting principle	$7.42	$3.52	$3.19	$1.84	(0.10)
Cumulative effect of adopting EITF 99-20	—	—	(0.24)	—	—

Net income per share	$7.42	$3.52	$2.95	$1.84	(0.10)

Diluted Earnings Per Share:
Net income before change in accounting principle	$7.04	$3.41	$3.09	$1.82	(0.10)
Cumulative effect of adopting EITF 99-20	—	—	(0.22)	—	—

Net income per share	$7.04	$3.41	$2.87	$1.82	(0.10)

When we filed our Form 10-Q for the period ended June 30, 2004, we did not include revised comparable information for the six months ended June 30, 2003. We are including the six-month revised net income per share calculation and Consolidated Statements of Income in the following tables. Based on our assessment that the revisions are immaterial, we are not amending Form 10-Q for the period ended June 30, 2004. It should be noted that all of the then outstanding convertible preferred stock was converted into common stock at the beginning of the second quarter of 2003. Thus, for any periods not including the first quarter of 2003 or subsequent periods, there is no impact of EITF 03-6 due to this participating security. Furthermore, certain stock options outstanding during prior periods, which are deemed participating securities under EITF 03-6, are anti-dilutive for all prior periods and there is no revision to our earnings per share for these participating securities.

Net Income per share	Six Months Ended
(in thousands, except share data)	June 30,
	2004	2003
Numerator:
Numerator for basic and diluted earnings per share:
Diluted EPS – net income before preferred dividend and
undistributed earnings allocation	$105,879	$37,825
Cash dividends on Class B preferred stock	—	(681)
Undistributed earnings allocated for Class B preferred stock	—	(387)

Basic and undistributed earnings allocated to EPS – net income available to common stockholders	$105,879	$36,757

Denominator:
Denominator for basic earnings per share:
Weighted average number of common shares
outstanding during the period	20,028,267	17,036,286
Net effect of dilutive stock options and preferred stock	827,380	694,018

Denominator for diluted earnings per share	20,855,647	17,730,304

Basic Earnings Per Share:
Net income per share	5.29	2.16

Diluted Earnings Per Share:
Net income per share	5.08	2.07

REDWOOD TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share data)	Six Months Ended
(Unaudited)	June 30,
	2004	2003
Interest Income
Residential real estate loans	$212,450	$93,532
Residential home equity lines of credit	803	—
Residential loan credit-enhancement securities	31,610	31,670
Commercial real estate loans	1,569	1,776
Securities portfolio	20,156	9,249
Cash and cash equivalents	239	243

Interest income before provision for credit losses	266,827	136,470
Provision for credit losses	4,011)	(3,919)

Total interest income	262,816	132,551

Interest Expense
Short-term debt	(5,061)	(3,579)
Asset-backed securities issued	(164,875)	(75,156)

Total interest expense	(169,936)	(78,735)

Net Interest Income	92,880	53,816

Operating expenses	(18,487)	(17,075)
Net recognized gains and valuation adjustments	29,695	3,859

Net income before provision for income taxes	104,088	40,600
Provision for income taxes	1,791	(2,775)

Net Income	105,879	37,825
Dividends on Class B preferred stock	—	(681)
Undistributed earnings allocated to Class B preferred stock	—	(387)

Net Income Available to Common Stockholders	$105,879	$36,757

Earnings Per Share:
Basic Earnings Per Share:
Net income available to common stockholders	$5.29	$2.16

Diluted Earnings Per Share:
Net income available to common stockholders	$5.08	$2.07

Dividends declared per common share	$1.840	$1.300
Dividends declared per preferred share	$—	$0.755

Weighted average shares of common stock and
common stock equivalents:

Basic	20,028,267	17,036,286
Diluted	21,855,647	17,730,304

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 23, 2004	REDWOOD TRUST, INC.
	By:	/s/ Harold F. Zagunis Harold F. Zagunis Vice President, Chief Financial Officer, Controller, and Secretary (Principal Financial and Accounting Officer)